                                                                   Exhibit 10.23


Mark Favreau                                                   December 18, 2000
Sr. Corporate Account Sales Executive
Brocade Communications
37 Tower Hill Rd.
North Reading, Mass. 01864


Subject: Contract Renewal

Mark; please use this letter as notification of our intent to extend the existing Agreement with Brocade for another year. Outlined below is the unit pricing that was agreed to last week in a teleconference between Pat Jackson, Charlie Smith, Doug Fierro, Ron Koshko and myself.

Also, for contract file purposes, I wanted to make sure I included in this letter that Brocade agreed to supply EMC with Extended Fabric License keys [*] to use for Customer Service Field Spare replacement.

If you have any questions or issues with the pricing or renewal please give me a call.

Q1 2001 pricing agreement:

EMC part number       Brocade part number          Agreed to Q1,'00 unit price
---------------       -------------------          ---------------------------

[*]                   [*]                          [*]

[*]                   [*]                          [*]

[*]                   [*]                          [*]



CC:     Doug Fierro
        Pat Jackson
        Charlie Smith

Regards,


Al Windhol
EMC Supply Base Management

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.

                                                                  EXHIBIT 10.23

                                    EXHIBIT A

                           PRODUCT AND REPAIR PRICING
                         EMC APPROVED LOGISTICS PARTNERS

PRICING

Model #       Description                                                       Unit Price
-------       -----------                                                       ----------
[*]           16 Port Switch, 2 P/S, 16 SWL GBIC*, EMC Logo, Color,
              Label
              Software License Keys Enabled:
              Web Tools 2.X, Zoning 2.X, SES 2.X, Quick Loop 2.X,
              Threshold Monitor 2.X (first avail. w/2.2) SUPPLIER OS
              Upgrades Included up to 2.3

              [*]

[*]           16 Port Switch, 2 P/S, 14 SWL GBIC*, 2 LWL GBIC**,
              EMC Logo, Color, Label
              Software License Keys Enabled:
              Web Tools 2.X, Zoning 2.X, SES 2.X, Quick Loop 2.X,
              Threshold Monitor 2.X (first avail. w/2.2), Extended Fabric 2.x
              SUPPLIER OS Upgrades Included up to 2.3

              [*]

[*]           SWL GBIC* single                                                       [*]

[*]           LWL GBIC** single                                                      [*]
[*]           Power Supply FRU, EMC Color                                            [*]
[*]           Fan Assembly                                                           [*]
[*]           Extended Fabric License Upgrade Key 2.x                                [*]

* SUPPLER to use [*] GBIC's as primary source, [*] as secondary source. All GBIC's, integrated and FRU's, to be tested as specified in Exhibit C.

** SUPPLIER to use [*] GBIC's as primary until [*] is fully qualified. All GBIC's, integrated and FRU's, to be tested as specified in Exhibit C.

* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.